Putnam
Municipal
Opportunities
Trust

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-00

[SCALE LOGO OMITTED]

FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Shareholder:

It is a pleasure to greet you in our new roles as Chairman of the Trustees and President of the Funds. As you know, both of us have been members of the Board of Trustees for a number of years -- years during which the global securities markets, the mutual fund industry, and Putnam itself have experienced tremendous growth and change.

As we look to the future, we are certain that the changes will be breathtaking in their scope. What will not change is the Trustees' dedication to serving the best interests of our shareholders.

We welcome the challenges that lie ahead and are confident that Putnam and your Board will continue to face those challenges successfully as they have for more than 60 years. We look forward to helping you meet your financial objectives for many years to come.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
December 20, 2000

REPORT FROM FUND MANAGEMENT

Blake E. Anderson

Over the past six months, bond investors have been reminded of one of the basic principles of investing: when a turnaround occurs in the financial markets, it usually happens so quickly that unless you are already positioned in the comeback sector, you will be too late to benefit fully. When the Nasdaq plunged in March, setting off a long string of declines in other equity markets, suddenly bonds became the place to be. Most bond investors benefited as the equity markets fell.

However, for investors in Putnam Municipal Opportunities Trust, improving performance was somewhat impaired by the fund's emphasis on lower-rated tax-exempt bonds, which went through a difficult semiannual period.

Total return for 6 months ended 10/31/00

                 NAV            Market price
-----------------------------------------------------------------------
                6.64%             14.25%
-----------------------------------------------------------------------

Past performance is not indicative of future results. Performance information for longer periods begins on page 6.

* AMID OVERALL MUNI IMPROVEMENT, LOWER-RATED BONDS LAGGED

For much of the year, we have been anticipating the beginning of a slowdown in the economy and better bond performance even though the Federal Reserve Board was absorbed in raising interest rates. The latest figures from the U.S. Commerce Department reported a drop in the pace of economic growth for the third quarter. The nation's gross domestic product grew just 2.7% in the third quarter, although many analysts believe the dip is temporary. Prior to the spring drop in the Nasdaq, however, most equity markets experienced five consecutive years of positive returns, and many investors ignored the bond market. In general, bond prices moved up over the semiannual period, but prices of lower-rated municipal bonds lagged. The highest-quality municipal bonds (AAA/Aaa-rated) performed better. As a result, we witnessed a dramatic difference in yield between the highest-rated and lowest-rated municipal bonds, a condition known as yield spread.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care             20.8%

Transportation          18.9%

Housing                 12.7%

Utilities               10.7%

Pollution control        9.3%

Footnote reads:
*Based on net assets as of 10/31/00. Holdings will vary over time.


In our quest for high current tax-exempt income, we continue to seek higher-yielding Baa/BBB issues. In addition to attractive income levels, these holdings also provide a hedge against an economic downturn. During a declining market, when yields are rising and bond prices are falling, the income generated by these high-coupon bonds helps cushion the fund's share price. Although the wide credit spreads of the past six months have taken their toll on the fund's performance while investors favored higher-quality bonds, we believe focusing on higher-yield bonds remains a wise strategy. The lower-rated sector currently offers an unusually attractive buying opportunity for prudent investors, and we firmly believe that today's wide yield spreads will begin to narrow. Over time, funds with a strong complement of high-yield holdings tend to outperform higher-grade funds with less volatility.

* INDIVIDUAL BOND SELECTION AND SECTOR EMPHASES GUIDE STRATEGY

Your fund has continued to provide a high level of tax-exempt income throughout the semiannual period. Total return performance also has remained strong in comparison to that of similar funds, despite the significant challenge presented by continued wide yield spreads between investment-quality municipal bonds and higher-yielding issues over the past six months. These wide spreads put pressure on interest-rate sensitive market sectors, including airlines and hospitals, which continue to constitute a large portion of the fund's portfolio.


[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

Aaa/AAA -- 46.5%

Aa/AA -- 5.2%

A -- 12.5%

Baa/BBB -- 19.9%

Ba/BB -- 13.4%

B or below -- 2.5%

Footnote reads:
*As a percentage of market value as of 10/31/00. A bond rated BBB/Baa or higher is considered investment grade. All ratings reflect Moody's and S&P descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


In this environment, we have focused our strategy on selecting the most appropriate bonds for the portfolio and on maintaining solid positions in top-performing industry sectors, rather than using duration management as a primary tool for achieving performance. At present, the future direction of interest rates and the economy remains uncertain. On the one hand, stock market volatility and interest-rate tightenings by the Fed and the world's other central banks seem to be pushing the U.S. economy into a slower growth phase. On the other hand, we currently have full employment and very robust growth. With no compelling reason to move it, we kept the fund's duration slightly shorter than its benchmark throughout the past six months. This position helped maximize current income while keeping the fund flexible enough to take advantage of higher income opportunities when they become available.

In contrast to the unclear direction of interest rates, today's attractive municipal bond prices are obvious. Through careful research and analysis, we continue to uncover attractively priced bonds with solid income and excellent price appreciation potential. Although relatively high U.S. Treasury prices and the inverted Treasury yield curve (whereby yields on short-term Treasury instruments are higher than those on long-term bonds) have limited the number of pre-refundings in today's market, we continue to identify credits with strong refunding prospects for the future. Pre-refundings of portfolio holdings are one way for the fund to capture significant price appreciation, because they improve an issue's credit quality, which generally leads to a higher price.

In terms of sectors, health care, transportation, and housing are the fund's largest positions. Together, these sectors make up approximately 52% of your fund's portfolio. With bond prices so attractive now, health care continues to provide numerous buying opportunities. We continue to seek out hospitals in markets without excessive competition from managed care providers, along with hospitals featuring new management with the ability to implement financial turnarounds and improve efficiency. We also are evaluating assisted-living facility bonds on a project-by-project basis and have recently added to the fund's holdings in this area. In transportation, we have a large concentration among airport bonds that continue to benefit from high air traffic volumes. The fund's housing bonds continue to provide strong income for the portfolio. With steady, though slower, growth on the horizon, housing remains an important sector for the fund.

* PROSPECTS FOR LOWER-RATED CREDITS BEGINNING TO IMPROVE

One of the reasons for our faith in the lower-rated bond sector is that the decline in lower-rated bond prices was not caused by rising defaults or by a looming recession. Instead it was the result of previous cash flows out of municipal bond funds. There is a positive aspect to waiting for the sector's recovery: investors earn a higher income as they wait. With better performance in the general municipal bond market, extremely low valuations in the lower-rated sectors, and the return of many investors to the muni market, we have begun to see signs that credit spreads have peaked and are beginning to close. We recently observed the first indications of rising prices on lower-rated bonds within the hospital, health care, and utilities sectors.

Putnam has always been known for its expertise in security selection and in-depth credit analysis. Credit selection is especially important in a fund such as yours that emphasizes bonds that are below investment-grade. These bonds add tremendously to a fund's income level, but they also carry greater credit risk. Their selection requires meticulous research efforts. We always have believed that as long as lower-rated credit investments are widely diversified across public sectors, states, and maturities, they are an intelligent investment choice for tax-free investors.

Recent economic reports indicate that the U. S. economy is still expanding at a healthy clip, though at a slower pace than earlier in the year. Comments by the Fed show that it believes the economy can grow for sustained periods without triggering higher inflation. We believe that this line of thinking is the primary reason why the Fed did not raise interest rates in October, even as it maintained its tightening bias. Based on these reports and the improving cash flow situation, we believe the investments in your fund, especially the lower-rated securities, are well positioned to reap the benefits of narrowing credit spreads.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 10/31/00, there is no guarantee the fund will continue to hold these securities in the future.


A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for semiannual and annual reports and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy. Putnam Municipal Opportunities Trust is designed for investors seeking high current income free from federal income tax, consistent with preservation of capital.


TOTAL RETURN FOR PERIODS ENDED 10/31/00

                                         Lehman Bros.
                               Market     Municipal       Consumer
Common shares         NAV      price     Bond Index     price index
--------------------------------------------------------------------------
6 months             6.64%    14.25%        5.72%          1.52%
--------------------------------------------------------------------------
1 year               9.05     11.59         8.51           3.45
--------------------------------------------------------------------------
5 years             31.12     33.25        32.05          13.14
Annual average       5.57      5.91         5.72           2.50
--------------------------------------------------------------------------
Life of fund
(since 5/28/93)     53.35     43.19        52.78          20.60
Annual average       5.92      4.95         5.88           2.56
--------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns, net asset value, and market price will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.

PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/00
-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                            6
-------------------------------------------------------------------------------
Income                                         $0.453
-------------------------------------------------------------------------------
Capital gains1                                   --
-------------------------------------------------------------------------------
  Total                                        $0.453
-------------------------------------------------------------------------------
Preferred shares              Series A       Series B        Series C
-------------------------------------------------------------------------------
                            (800 shares)  (1,620 shares)  (1,620 shares)
-------------------------------------------------------------------------------
Income                       $1,188.64        $561.17         $537.71
-------------------------------------------------------------------------------
  Total                      $1,188.64        $561.17         $537.71
-------------------------------------------------------------------------------
Share value: (common shares)           NAV          Market price
-------------------------------------------------------------------------------
4/30/00                              $12.51            $11.625
-------------------------------------------------------------------------------
10/31/00                              12.87             12.813
-------------------------------------------------------------------------------
Current return (common shares/end of period)
-------------------------------------------------------------------------------
Current
dividend
rate2                                  7.04%             7.07%
-------------------------------------------------------------------------------
Taxable
equivalent3                           11.66             11.71
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state tax purposes. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

TOTAL RETURN FOR PERIODS ENDED 9/30/00(most recent calendar quarter)

                                       NAV               Market price
-------------------------------------------------------------------------------
6 months                              4.37%                 17.47%
-------------------------------------------------------------------------------
1 year                                5.25                   7.28
-------------------------------------------------------------------------------
5 years                              31.20                  37.10
Annual average                        5.58                   6.51
-------------------------------------------------------------------------------
Life of fund
(since 5/28/93)                      51.39                  42.36
Annual average                        5.81                   4.93
-------------------------------------------------------------------------------

Past performance is no assurance of future results. More recent returns may be more or less than those shown. They do not take into account any adjustment for taxes payable on reinvested distributions. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Brothers Municipal Bond Index is an unmanaged list of long-term fixed-rate investment-grade tax-exempt bonds representative of the municipal bond market. The index assumes reinvestment of all distributions and interest payments and does not take into account brokerage fees or taxes. Securities in the fund do not match those in the index and performance of the fund will differ. It is not possible to invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss for the reporting period. This is determined by adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses. This statement also lists any net gain or loss the fund realized on the sales of its holdings and -- for holdings that remain in the portfolio -- any change in unrealized gains or losses over the period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.




THE FUND'S PORTFOLIO
October 31, 2000 (Unaudited)

KEY TO ABBREVIATIONS
AMBAC               -- AMBAC Indemnity Corporation
COP                 -- Certificate of Participation
FGIC                -- Financial Guaranty Insurance Company
FHA Insd.           -- Federal Housing Administration Insured
FNMA Coll.          -- Federal National Mortgage Association Collateralized
FSA                 -- Financial Security Assurance
GNMA Coll.          -- Government National Mortgage Association Collateralized
G.O. Bonds          -- General Obligation Bonds
IFB                 -- Inverse Floating Rate Bonds
IF COP              -- Inverse Floating Rate Certificate of Participation
MBIA                -- Municipal Bond Investors Assurance Corporation

MUNICIPAL BONDS AND NOTES (98.4%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (3.8%)
-------------------------------------------------------------------------------------------------------------------
     $    5,000,000 Butler, Indl. Dev. Board Rev. Bonds (Solid Waste
                    Disp. James River Corp.), 8s, 9/1/28                                  BBB         $   5,400,000
          7,000,000 Jefferson Cnty., Swr. Rev. Bonds, Ser. D, FGIC,
                    5 3/4s, 2/1/27                                                        Aaa             7,043,750
                                                                                                      -------------
                                                                                                         12,443,750

Alaska (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Valdez Marine Term. Rev. Bonds (BP Pipeline, Inc.),
                    Ser. B, 5 1/2s, 10/1/28                                               Aa1             4,750,000

Arizona (1.0%)
-------------------------------------------------------------------------------------------------------------------
            500,000 Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
                    Vista Cmnty. Hosp.), Ser. A, 6 3/4s, 12/1/26                          BBB-/P            456,875
          2,860,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Westminster Village), 7 7/8s, 6/1/09                                 BB-/P           2,956,525
                                                                                                      -------------
                                                                                                          3,413,400

Arkansas (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Northwest AK Regl. Apt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            1,048,750

California (8.0%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group), 5 3/8s, 4/1/30                                 BBB             1,935,000
          3,000,000 Metropolitan Wtr. Dist. IFB (Southern CA
                    Waterwks.), 6.785s, 8/10/18                                           Aa2             3,341,250
          5,000,000 Sacramento, Muni. Util. Dist. Elec. IFB, FGIC,
                    8.564s, 8/15/18                                                       Aaa             5,375,000
          5,000,000 San Bernardino Cnty., COP (Med. Ctr. Fin.), Ser. A,
                    MBIA, 6 1/2s, 8/1/17                                                  Aaa             5,756,250
                    San Diego Cnty., IF COP
          3,000,000 AMBAC, 7.070s, 9/1/12                                                 AAA             3,408,750
          3,000,000 AMBAC, 6.720s, 9/1/07                                                 Aaa             3,386,250
          3,000,000 Southern CA Pub. Pwr. Auth. Rev. Bonds IFB,
                    FGIC, 5.960s, 7/1/17                                                  Aaa             3,067,500
                                                                                                      -------------
                                                                                                         26,270,000

Colorado (7.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean
                    Journey, Inc.), 8 3/8s, 12/1/26                                       B+/P            1,113,750
                    Denver, City & Cnty. Arpt. Rev. Bonds, Ser. A
          6,935,000 8 3/4s, 11/15/23                                                      A2              7,307,271
          2,505,000 8 3/4s, 11/15/23, Prerefunded                                         Aaa             2,659,108
          1,885,000 MBIA, 8 1/2s, 11/15/23                                                Aaa             1,925,075
            275,000 MBIA, 8 1/2s, 11/15/23, Prerefunded                                   Aaa               280,847
          1,585,000 7 3/4s, 11/15/21                                                      A2              1,655,168
            415,000 7 3/4s, 11/15/21, Prerefunded                                         Aaa               436,601
         10,000,000 MBIA, 5.7s, 11/15/25                                                  Aaa            10,037,500
                                                                                                      -------------
                                                                                                         25,415,320

District of Columbia (3.7%)
-------------------------------------------------------------------------------------------------------------------
         12,450,000 DC G.O. Bonds, Ser. A, 6s, 6/1/26                                     BBB            12,232,125

Florida (1.5%)
-------------------------------------------------------------------------------------------------------------------
          2,485,000 Broward Cnty., Resource Recvy. Rev. Bonds
                    (SES Broward Cnty. LP South), 7.95s, 12/1/08                          A3              2,540,913
          2,500,000 Orange Cnty., FL Tourist Dev. Tax Rev. Bonds,
                    AMBAC, 5 1/2s, 10/1/31                                                AAA             2,475,000
                                                                                                      -------------
                                                                                                          5,015,913

Hawaii (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,995,000 HI State Hsg. Fin. & Dev. Corp. Single Fam. Mtge.
                    Rev. Bonds, Ser. A, FNMA Coll., 5 3/4s, 7/1/30                        AAA             1,947,619

Illinois (6.3%)
-------------------------------------------------------------------------------------------------------------------
          9,975,000 Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
                    (United Air Lines, Inc.), Ser. 84A, 8.85s, 5/1/18                     BB+            10,418,484
         10,000,000 IL Hsg. Dev. Auth. Multi-Fam. Rev. Bonds, Ser. 91A,
                    8 1/4s, 7/1/16                                                        A1             10,314,300
                                                                                                      -------------
                                                                                                         20,732,784

Indiana (3.1%)
-------------------------------------------------------------------------------------------------------------------
          5,405,000 Fort Wayne, Hosp. Auth. Rev. Bonds (Parkview
                    Hlth. Syst., Inc.), MBIA, 4 3/4s, 11/15/28                            Aaa             4,513,175
          4,150,000 IN State Dev. Fin. Auth. Rev. Bonds (USX Corp.),
                    5.6s, 12/1/32                                                         Baa1            3,703,875
          2,000,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev. Bonds
                    (Federal Express Corp.), 7.1s, 1/15/17                                Baa2            2,105,000
                                                                                                      -------------
                                                                                                         10,322,050

Kentucky (1.5%)
-------------------------------------------------------------------------------------------------------------------
                    Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Air Lines, Inc.)
          3,400,000 Ser. A, 7 1/2s, 2/1/20                                                Baa3            3,531,750
          1,300,000 Ser. B, 7 1/4s, 2/1/22                                                Baa3            1,343,875
                                                                                                      -------------
                                                                                                          4,875,625

Louisiana (2.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Local Govt. Env. Facs. Cmnty. Dev. Auth. Rev.
                    Bonds (St. James Place), Ser. A, 8s, 11/1/19                          B-/P            2,015,000
          5,500,000 Port of New Orleans, Indl. Dev. Rev. Bonds
                    (Continental Grain Co.), 7 1/2s, 7/1/13                               BB-             5,527,500
                                                                                                      -------------
                                                                                                          7,542,500

Maryland (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,770,000 MD Cmnty. Dev. Admin. Multi-Fam. Hsg., Rev. Bonds
                    Ser. E, GNMA Coll., FHA Insd., 6.85s, 5/15/25                         Aa3             5,020,425

Massachusetts (8.0%)
-------------------------------------------------------------------------------------------------------------------
          3,555,000 Atlas Boston Tax Exempt Rev. Bonds, Ser. 1,
                    6.65s, 1/1/35 (acquired 11/18/99,
                    cost 3,555,000) (RES)                                                 BB+/P           3,621,656
          2,620,000 MA State Hlth. & Edl. Fac. Auth. Rev. Bonds (Rehab.
                    Hosp. Cape & Islands), Ser. A, 7 7/8s, 8/15/24                        AAA/P           2,944,225
                    MA State Hsg. Fin. Agcy. Rev. Bonds
          3,855,000 (Residential Dev.), Ser. C, FNMA Coll.,
                    6.9s, 11/15/21                                                        Aaa             4,033,294
         11,280,000 Ser. 53, MBIA, 6.15s, 12/1/29                                         Aaa            11,435,100
          3,000,000 MA State Indl. Fin. Agcy. Res. Recvy. Rev. Bonds
                    (Southeastern MA), Ser. A, 9s, 7/1/15                                 BB-/P           3,152,880
          1,000,000 MA State Indl. Fin. Agcy. Rev. Bonds
                    (1st Mtge. Brookhaven), Ser. A, 7s, 1/1/15                            BBB/P           1,013,750
                                                                                                      -------------
                                                                                                         26,200,905

Michigan (3.3%)
-------------------------------------------------------------------------------------------------------------------
          9,000,000 Detroit, Swr. Disp. Rev. Bonds (Wtr. Supply System),
                    MBIA, 5s, 7/1/25                                                      Aaa             8,145,000
          2,500,000 MI State Hsg. Dev. Auth. Rental Hsg. Rev. Bonds,
                    Ser. A, FSA, 7.55s, 4/1/23                                            Aaa             2,571,100
                                                                                                      -------------
                                                                                                         10,716,100

Minnesota (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 Rochester, Hlthcare Fac. IFB (Mayo Foundation),
                    Ser. H, 7.418s, 11/15/15                                              AA+             1,321,875

Mississippi (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,350,000 Claiborne Cnty., Poll. Control Rev. Bonds (Syst.
                    Energy Resources, Inc.), 7.3s, 5/1/25                                 BBB-            1,375,907
          1,000,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Res., Inc.), 5.9s, 5/1/22                               BBB-              920,000
                                                                                                      -------------
                                                                                                          2,295,907

Montana (0.7%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Montana State Board Investment Exempt Fac. Rev.
                    Bonds (Still Water Mining Project), 8s, 7/1/20                        Ba2             2,112,500

Nebraska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          1,200,000 NE Investment Fin. Auth. Single Fam. Mtge. IFB,
                    Ser. 2, GNMA Coll., 10.567s, 9/10/30                                  Aaa             1,249,500

Nevada (2.9%)
-------------------------------------------------------------------------------------------------------------------
          3,505,000 Clark Cnty., G.O. Bonds (Pk. & Regl. Justice Ctr.),
                    FGIC, 5 5/8s, 11/1/19                                                 AAA             3,544,431
                    Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
                    Gas Corp.)
          2,750,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            2,870,313
          3,000,000 Ser. A, 6 1/2s, 12/1/33                                               Baa2            2,992,500
                                                                                                      -------------
                                                                                                          9,407,244

New Hampshire (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    NH Higher Ed. & Hlth. Fac. Auth. Rev. Bonds
          2,600,000 (Riverwoods at Exeter), Ser. A, 6 1/2s, 3/1/23                        BB/P            2,359,500
          1,250,000 (NH College), 6 3/8s, 1/1/27                                          BBB-            1,200,000
                                                                                                      -------------
                                                                                                          3,559,500

New Jersey (6.8%)
-------------------------------------------------------------------------------------------------------------------
          8,815,000 NJ Econ. Dev. Auth. Elec. Energy Fac. Rev. Bonds
                    (Vineland Cogeneration L.P.), 7 7/8s, 6/1/19                          BB+             9,145,563
          2,190,000 NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds (Raritan
                    Bay Med. Ctr.), 7 1/4s, 7/1/14                                        B/P             2,031,225
         10,000,000 Salem Cnty., Indl. Poll. Ctrl. Fin. Auth. Rev. Bonds,
                    8.841s, 10/1/29 (acquired 10/28/94, cost
                    9,750,000) (RES)                                                      Aaa            11,112,500
                                                                                                      -------------
                                                                                                         22,289,288

New York (0.8%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 NY City, Muni. Wtr. Fin. Auth. Wtr. & Swr. Fin. Syst.
                    Rev. Bonds, Ser. B, FSA, 5s, 6/15/29                                  Aaa             2,722,500

North Carolina (0.6%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds,
                    Ser. B, MBIA, 6s, 1/1/22                                              Aaa             2,110,000

Ohio (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Montgomery Cnty., Hosp. Rev. Bonds (Kettering
                    Med. Ctr.), 6 3/4s, 4/1/22                                            Baa1            1,006,250
          1,363,000 OH Hsg. Fin. Agcy. Single Fam. Mtge. IFB, Ser. A-2,
                    GNMA Coll., 9.081s, 3/24/31                                           Aaa             1,434,558
                                                                                                      -------------
                                                                                                          2,440,808

Oklahoma (0.2%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest
                    Healthcare), Ser. A, 5 5/8s, 8/15/29                                  Ba1               697,500

Pennsylvania (6.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
                    (Pittsburgh Mercy Hlth. Syst.), AMBAC,
                    5 5/8s, 8/15/26                                                       Aaa             5,056,250
          1,000,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panter Creek Partners PJ), 6.65s, 5/1/10                             BBB-            1,025,000
          3,000,000 PA Econ. Dev. Fin. Auth. Wastewtr. Treatment
                    Rev. Bonds (Sun Co., Inc.), Ser. A, 7.6s, 12/1/24                     Baa2            3,232,500
                    PA State Econ. Dev. Fin. Auth. Resource Recvy.
                    Rev. Bonds
          3,000,000 (Colver), Ser. E, 8.05s, 12/1/15                                      BBB-/P          3,206,250
          1,000,000 Ser. D, 7.15s, 12/1/18                                                BBB-            1,033,750
          5,000,000 PA State Higher Ed. Assistance Agcy. Student
                    Loan IFB, AMBAC, 10.534s, 9/1/26                                      Aaa             6,111,150
          3,000,000 Philadelphia, Auth. for Indl. Dev. Special Fac. Rev.
                    Bonds (U.S. Airways Inc. Project), 8 1/8s, 5/1/30                     B/P             3,060,000
                                                                                                      -------------
                                                                                                         22,724,900

South Carolina (1.5%)
-------------------------------------------------------------------------------------------------------------------
          4,500,000 Spartanburg Cnty., Solid Waste Disp. Rev. Bonds
                    (Bayerische Motoren Werke), 7.55s, 11/1/24                            A/P             4,860,000

Tennessee (1.2%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Johnson City, Hlth. & Edl. Facs. Rev. Bonds
                    (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                           AAA             4,020,000

Texas (14.3%)
-------------------------------------------------------------------------------------------------------------------
          5,500,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            Baa1            5,619,570
                    Bexar Cnty., Hlth. Fac. Dev. Corp. Rev. Bonds
                    (St. Luke's Lutheran Hosp.)
          4,800,000 7.9s, 5/1/18                                                          AAA/P           5,172,000
          2,000,000 7.9s, 5/1/11                                                          AAA/P           2,140,000
         12,000,000 FSA, 6.1s, 11/15/23                                                   Aaa            13,065,000
          4,500,000 Brazos River, Poll. Control Auth. Rev. Bonds
                    (TX Utils. Elec. Co.), Ser. A, 7 7/8s, 3/1/21                         A3              4,626,585
          4,000,000 Dallas-Fort Worth, Regl. Joint Rev. Bonds, Ser. A,
                    FGIC, 6 5/8s, 11/1/21                                                 Aaa             4,130,000
          2,290,000 Jefferson Cnty., Hlth. Fac. Dev. Corp. Hosp. Rev.
                    Bonds (Baptist Healthcare Syst.), 8 7/8s, 6/1/21                      Ba1             2,269,963
          3,000,000 Lower Neches Valley, Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             3,112,500
          5,000,000 Titus Cnty., Fresh Wtr. Supply Dist. No. 1 Poll.
                    Rev. Bonds (Southwestern Elec. Pwr. Co.),
                    Ser. A, 8.2s, 8/1/11                                                  A2              5,234,300
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball
                    Regl. Hosp.), 6s, 7/1/29                                              Baa2            1,665,000
                                                                                                      -------------
                                                                                                         47,034,918

Utah (0.3%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 Salt Lake City, Hosp. IFB (IHC Hosps., Inc.),
                    8.907s, 5/15/20                                                       Aaa             1,055,180

Virginia (1.5%)
-------------------------------------------------------------------------------------------------------------------
          3,000,000 Fairfax Cnty., Indl. Dev. Auth. IFB (Fairfax Hosp. Syst.),
                    Ser. C, 9.327s, 8/29/23                                               Aaa             3,214,920
          2,000,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            1,650,000
                                                                                                      -------------
                                                                                                          4,864,920

Washington (1.9%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 Chelan Cnty., Dev. Corp. Rev. Bonds
                    (Poll.  Control-Alcoa), 5.85s, 12/1/31                                A1              4,005,000
          2,250,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             2,342,813
                                                                                                      -------------
                                                                                                          6,347,813

West Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp.
                    Assn., Inc.), 6.1s, 5/1/29                                            BBB             1,785,000

Wyoming (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,925,000 Sweetwater Cnty., Solid Waste Disp. Rev. Bonds
                    (FMC Corp.), Ser. A, 7s, 6/1/24                                       Baa2            2,987,156
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $328,291,093) (b)                                         $ 323,833,775
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $329,025,812.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2000 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2000. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $328,291,093, resulting in gross unrealized appreciation and depreciation of $7,150,159 and $11,607,477, respectively, or net unrealized depreciation of $4,457,318.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2000 was $14,734,156 or 4.5% of net assets.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2000.

      The fund had the following industry group concentrations greater than 10% at October 31, 2000 (as a percentage of net assets):

            Health care          20.8%
            Transportation       18.9
            Housing              12.7
            Utilities            10.7

      The fund had the following insurance concentration greater than 10% at October 31, 2000 (as a percentage of net assets):

            MBIA                 13.4%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
October 31, 2000 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost $328,291,093) (Note 1)    $323,833,775
-------------------------------------------------------------------------------------------
Interest receivable                                                               7,283,983
-------------------------------------------------------------------------------------------
Total assets                                                                    331,117,758

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                    139,946
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             1,219,793
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        594,118
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           51,668
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                       15,593
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          1,940
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               68,888
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,091,946
-------------------------------------------------------------------------------------------
Net assets                                                                     $329,025,812

Represented by
-------------------------------------------------------------------------------------------
Series A remarketed preferred shares (800 shares issued
and outstanding at $50,000 per share) (Note 4)                                 $ 40,000,000
-------------------------------------------------------------------------------------------
Series B and C remarketed preferred shares (3,240 shares
issued and outstanding at $25,000 per share) (Note 4)                            81,000,000
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized) (Note 1)         225,201,187
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (474,642)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (12,243,415)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                       (4,457,318)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
capital shares outstanding                                                     $329,025,812

Computation of net asset value
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares                                  $121,000,000
-------------------------------------------------------------------------------------------
Cumulative undeclared dividends on remarketed preferred shares                       78,725
-------------------------------------------------------------------------------------------
Net assets allocated to remarketed preferred shares --
liquidation preference                                                         $121,078,725
-------------------------------------------------------------------------------------------
Net assets available to common shares                                          $207,947,087
-------------------------------------------------------------------------------------------
Net asset value per common share
($207,947,087 divided by 16,157,092 shares)                                          $12.87
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended October 31, 2000 (Unaudited)
Tax exempt interest income:                                                     $10,945,780
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,169,373
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      107,223
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     5,980
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      2,894
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              167,468
-------------------------------------------------------------------------------------------
Other                                                                                67,791
-------------------------------------------------------------------------------------------
Total expenses                                                                    1,520,729
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (40,082)
-------------------------------------------------------------------------------------------
Net expenses                                                                      1,480,647
-------------------------------------------------------------------------------------------
Net investment income                                                             9,465,133
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                   (568,558)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                     (55,110)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments and
futures contracts during the period                                               7,026,272
-------------------------------------------------------------------------------------------
Net gain on investments                                                           6,402,604
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $15,867,737
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended       Year ended
                                                                       October 31         April 30
                                                                            2000*             2000
--------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
--------------------------------------------------------------------------------------------------
Operations:
--------------------------------------------------------------------------------------------------
Net investment income                                                $  9,465,133     $ 19,039,009
--------------------------------------------------------------------------------------------------
Net realized loss on investments                                         (623,668)      (2,495,329)
--------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                                          7,026,272      (23,387,694)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations                                                        15,867,737       (6,844,014)

Distributions to remarketed preferred shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (2,731,098)      (4,436,618)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations applicable to common shareholders
(excluding cumulative undeclared dividends on
remarketed preferred shares of $78,725 and
$144,767, respectively)                                                13,136,639      (11,280,632)
--------------------------------------------------------------------------------------------------

Distributions to common shareholders:
--------------------------------------------------------------------------------------------------
From net investment income                                             (7,318,758)     (14,636,969)
--------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                                 5,817,881      (25,917,601)

Net assets
--------------------------------------------------------------------------------------------------
Beginning of period                                                   323,207,931      349,125,532
--------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income and undistributed net
investment income of $474,642 and
$110,081, respectively)                                              $329,025,812     $323,207,931
--------------------------------------------------------------------------------------------------

Number of fund shares
--------------------------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                                          16,157,092       16,157,092
--------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                                                 4,040            4,040
--------------------------------------------------------------------------------------------------

*Unaudited

 The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a share outstanding throughout the period)
--------------------------------------------------------------------------------------------------------------
                                    Six months
                                       ended
Per-share                            October 31
operating performance               (Unaudited)                        Year ended April 30
--------------------------------------------------------------------------------------------------------------
                                        2000         2000         1999         1998         1997         1996
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period
(common shares)                       $12.51       $14.11       $14.05       $13.61       $13.50       $13.23
--------------------------------------------------------------------------------------------------------------
Investment operations:
--------------------------------------------------------------------------------------------------------------
Net investment income                    .59         1.18         1.19         1.16          .99          .99
--------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .38        (1.59)         .03          .51          .20          .36
--------------------------------------------------------------------------------------------------------------
Total from investment operations         .97         (.41)        1.22         1.67         1.19         1.35
--------------------------------------------------------------------------------------------------------------
Less distributions:
--------------------------------------------------------------------------------------------------------------
From net investment income:
--------------------------------------------------------------------------------------------------------------
To preferred shareholders               (.16)        (.28)        (.25)        (.23)(d)     (.09)        (.09)
--------------------------------------------------------------------------------------------------------------
To common shareholders                  (.45)        (.91)        (.91)        (.93)        (.96)        (.99)
--------------------------------------------------------------------------------------------------------------
In excess of net investment income:
--------------------------------------------------------------------------------------------------------------
To common shareholders                    --           --           --           --         (.03)          --
--------------------------------------------------------------------------------------------------------------
Total distributions:                    (.61)       (1.19)       (1.16)       (1.16)       (1.08)       (1.08)
--------------------------------------------------------------------------------------------------------------
Preferred share offering costs            --           --           --         (.07)          --           --
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                       $12.87       $12.51       $14.11       $14.05       $13.61       $13.50
--------------------------------------------------------------------------------------------------------------
Market value, end of period
(common shares)                      $12.813      $11.625      $14.750      $13.812      $13.875      $13.625
--------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
--------------------------------------------------------------------------------------------------------------
Total return, at market value
(common shares)(%)(a)                  14.25*      (15.25)       13.57         6.13         9.24        19.64
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (total
fund) (in thousands)                $329,026     $323,208     $349,126     $348,038     $260,008     $258,119
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)(c)             .74*        1.46         1.42         1.30         1.08         1.05
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(b)            3.32*        6.93         6.58         6.64         6.60         6.54
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)             3.10*       13.84        10.18        26.37        20.52        49.97
--------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Ratios reflect net assets available to common shares only: net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(c) Includes amounts paid through expense offset arrangements (Note 2).

(d) Series B and C preferred shares were issued on July 7, 1997.



NOTES TO FINANCIAL STATEMENTS
October 31, 2000 (Unaudited)

Note 1
Significant accounting policies

Putnam Municipal Opportunities Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax and consistent with the preservation of capital. The fund intends to achieve its objective by investing in a portfolio of investment grade municipal bonds that Putnam Investment Management, Inc. ("Putnam Management"), the fund's manager, a wholly-owned subsidiary of Putnam Investments, Inc., believes to be consistent with preservation of capital.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by a pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2000, the fund had a capital loss carryover of approximately $10,140,000 available to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
    $2,643,000    April 30, 2003
     4,581,000    April 30, 2004
       127,000    April 30, 2007
     2,789,000    April 30, 2008

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for series A and a 7-day period for Series B and C, respectively. The applicable dividend rate for the remarketed preferred shares on October 31, 2000 was Series A 4.25%, Series B 4.13%, and Series C 4.13%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

G) Amortization of bond premium and accretion of bond discount Any premium resulting from the purchase of securities in excess of maturity value is amortized on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, the remaining excess premium is amortized to maturity. Discounts on original issue discount bonds are accreted according to the yield-to-maturity basis.

Note 2
Management fee, administrative services, and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At October 31, 2000, the payable to the subcustodian bank represents the amount due for cash advance for the settlement of a security purchased.

For the six months ended October 31, 2000, fund expenses were reduced by $40,082 under expense-offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense-offset arrangements in an income-producing asset if it had not entered into such arrangements.

Each Trustee of the fund receives an annual Trustee fee, of which $565 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended October 31, 2000, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,437,890 and $9,860,990, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A, B and C shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000, $25,000 and $25,000, respectively, per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it will be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, 2000, no such restrictions have been placed on the fund.


RESULTS OF OCTOBER 5, 2000 SHAREHOLDER MEETING
(Unaudited)

An annual meeting of shareholders of the fund was held on October 5, 2000. At the meeting, each of the nominees for Trustees was elected, as follows:
                                       Common Shares
                                                        Votes
                             Votes for                withheld

Jameson Adkins Baxter       14,899,150                215,656
Hans H. Estin               14,886,178                228,628
Ronald J. Jackson           14,890,399                224,407
Paul L. Joskow              14,900,020                214,786
Elizabeth T. Kennan         14,880,160                234,646
Lawrence J. Lasser          14,899,072                215,734
John H. Mullin III          14,890,868                223,938
George Putnam, III          14,897,264                217,542
A.J.C. Smith                14,892,627                222,179
W. Thomas Stephens          14,899,786                215,020
W. Nicholas Thorndike       14,891,252                223,554

                                     Preferred Shares
                                                        Votes
                             Votes for                withheld

John A. Hill                     4,025                     14
Robert E. Patterson              4,025                     14

A proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of your fund was approved as follows:

Common Shares -- 14,788,464 votes for, and 136,277 votes against, with 190,065 abstentions.

Preferred Shares -- 4,039 votes for, and 0 votes against.


FUND INFORMATION

WEB SITE

www.putnaminvestments.com

INVESTMENT MANAGER

Putnam Investment Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management, Inc.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Hans H. Estin
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Blake E. Anderson
Vice President and Fund Manager

Richard A. Monaghan
Vice President

Richard G. Leibovitch
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRST STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


66576  582  12/00